UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐	Soliciting Material under § 240.14a-12

Northann Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Northann Corp.

2251 Catawba River Rd

Fort Lawn, SC 29714

December 4, 2025

Dear Fellow Stockholder:

We cordially invite you to attend the 2025 annual meeting (“Annual Meeting”) of stockholders of Northann Corp., which will be held at 10 a.m., EST, on December 31, 2025, Wednesday, at our corporate headquarters at 2251 Catawba River Rd, Fort Lawn, SC 29714. All stockholders of record at the close of business on December 1, 2025 are entitled to vote at the Annual Meeting. The formal meeting notice and Proxy Statement are attached.

At the Annual Meeting, stockholders will be asked to:

1.	elect Lin Li, Kurtis W. Winn, Bradley C. Lalonde, Umesh Patel, and Jing Zhang as directors to hold office until the next annual meeting or until their respective successors are elected and qualified;

2.	ratify the appointment of LAO Professionals, to serve as our independent registered public accounting firm for the year ending December 31, 2025;

3.	authorize our Board of Directors to effect, in its discretion, a reverse stock split of all of our issued and outstanding common stock, par value $0.0001 per share (with no change to the authorized capital stock of the Company), at a specific ratio, ranging from one-for-three (1:3) to one-for-twenty (1:20), with the timing and ratio to be determined by the Board if effected;

4.	amend the terms of the Company’s 2023 Equity Incentive Plan, as amended, to provide for an additional 2,000,000 shares to be issued in connection with awards granted thereunder;

5.	approve for purposes of complying with Section 712(b) of the NYSE Company Guide, the issuance of 12,500,000 shares of common stock to the designee of Kingsford Consultancy Ltd. (“Kingsford”), pursuant to the asset purchase agreement between Kingsford and the Company, dated November 23, 2025, which would result in an increase in the Company’s outstanding common stock of over 20%;

6.	approve for purposes of complying with Section 713(a) of the NYSE Company Guide, the issuance of 15,000,000 shares of common stock to the designee of Asia Resource Holdings Limited (“Asia Resource”), pursuant to the development agreement between Asia Resource and the Company, dated November 23, 2025, which exceed 20% of the Company’s presently outstanding common stock;

7.	approve a proposal to grant discretionary authority to the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates, from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate; and

8.	transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting and we urge you to vote as soon as possible. As an alternative to voting in person at the Annual Meeting, you may vote electronically over the Internet or by email, or if you receive a proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form. Timely voting by any of these methods will ensure your representation at the Annual Meeting.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of our capital stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.

We look forward to seeing you on December 31, 2025.

Sincerely,

/s/ Lin Li
Lin Li
Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer

NORTHANN CORP.

NOTICE OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 31, 2025

NOTICE IS HEREBY GIVEN that the 2025 annual meeting (“Annual Meeting”) of stockholders of Northann Corp., a Nevada corporation, will be held at 10 a.m., EST, on December 31, 2025, Wednesday, at our corporate headquarters at 2251 Catawba River Rd, Fort Lawn, SC 29714, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	To elect Lin Li, Kurtis W. Winn, Bradley C. Lalonde, Umesh Patel, and Jing Zhang as directors to serve on our Board of Directors until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of LAO Professionals, as our independent registered public accounting firm for the year ending December 31, 2025;

3.	To approve a proposal to authorize our Board of Directors to effect, in its discretion, a reverse stock split of all of our issued and outstanding common stock, par value $0.0001 per share (with no change to the authorized capital stock of the Company), at a specific ratio, ranging from one-for-three (1:3) to one-for-twenty (1:20) (the “Approved Split Ratios”), with the timing and ratio to be determined by the Board if effected (the “Reverse Split”);

4.	To amend the terms of the Company’s 2023 Equity Incentive Plan, as amended, to provide for an additional 2,000,000 shares to be issued in connection with awards granted thereunder;

5.	To approve for purposes of complying with Section 712(b) of the NYSE Company Guide, the issuance of 12,500,000 shares of common stock to the designee of Kingsford Consultancy Ltd. (“Kingsford”), pursuant to the asset purchase agreement between Kingsford and the Company, dated November 23, 2025, which would result in an increase in the Company’s outstanding common stock of over 20%;

6.	To approve for purposes of complying with Section 713(a) of the NYSE Company Guide, the issuance of 15,000,000 shares of common stock to the designee of Asia Resource Holdings Limited (“Asia Resource”), pursuant to the development agreement between Asia Resource and the Company, dated November 23, 2025, which exceed 20% of the Company’s presently outstanding common stock;

7.	To approve a proposal to grant discretionary authority to the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates, from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate; and

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

All stockholders of record at the close of business on December 31, 2025 are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

We cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet, or if you receive a proxy card or voting instruction form in the mail, by mailing the completed proxy card or voting instruction form. For detailed information regarding voting instructions, please refer to the section entitled “How do I vote?” on page 4 of the Proxy Statement.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of our capital stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership.

By Order of the Board of Directors,

/s/ Lin Li
Lin Li
Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer

Fort Lawn, South Carolina

December 4, 2025

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTION ELECTRONICALLY OVER THE INTERNET OR BY EMAIL, OR IF YOU RECEIVE A PAPER PROXY CARD OR VOTING INSTRUCTION FORM, YOU MAY MAIL THE COMPLETED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

NORTHANN CORP.

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 31, 2025

NORTHANN CORP.

2251 Catawba River Rd

Fort Lawn, South Carolina 29714

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

VOTING AND PROXY

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by Northann Corp. (“we,” “us,” the “Company,” or “Northann”)’s Board of Directors (“Board”) for use at the 2025 annual meeting (“Annual Meeting”) of stockholders to be held on December 31, 2025, Wednesday, at 10 a.m., local time, at our corporate headquarters at 2251 Catawba River Rd, Fort Lawn, SC 29714, and at any adjournment(s) or postponement(s) of the Annual Meeting. We are providing this Proxy Statement and the accompanying proxy card to our stockholders on or about December 4, 2025. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2024 (“Annual Report”) is provided concurrently with this Proxy Statement (or made available electronically, for stockholders who elected to access these materials over the Internet) to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON DECEMBER 31, 2025, 10 AM EST

The Company’s Proxy Statement and Annual Report are available on our website at https://ir.northann.com/. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

What items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting:

Proposal One —	Election to our Board of the five nominees named in this Proxy Statement;

Proposal Two —	Ratification of the appointment of LAO Professionals, as our independent registered public accounting firm for the year ending December 31, 2025;

Proposal Three —	Approval of a proposal to authorize our Board of Directors to effect, in its discretion, a reverse stock split of all of our issued and outstanding common stock, par value $0.0001 per share (with no change to the authorized capital stock of the Company), at a specific ratio, ranging from one-for-three (1:3) to one-for-twenty (1:20) (the “Approved Split Ratios”), with the timing and ratio to be determined by the Board if effected (the “Reverse Split”);

Proposal Four —	Approval of the amendment of the terms of the Company’s 2023 Equity Incentive Plan, as amended, to provide for an additional 2,000,000 shares to be issued in connection with awards granted thereunder;

Proposal Five –	Approval, for purposes of complying with Section 712(b) of the NYSE Company Guide, the issuance of 12,500,000 shares of common stock to the designee of Kingsford Consultancy Ltd. (“Kingsford”), pursuant to the asset purchase agreement between Kingsford and the Company, dated November 23, 2025, which would result in an increase in the Company’s outstanding common stock of over 20%;

Proposal Six –	Approval, for purposes of complying with Section 713(a) of the NYSE Company Guide, the issuance of 15,000,000 shares of common stock to the designee of Asia Resource Holdings Limited (“Asia Resource”), pursuant to the development agreement between Asia Resource and the Company, dated November 23, 2025, which exceed 20% of the Company’s presently outstanding common stock; and

Proposal Seven —	Approval granting discretionary authority to the Chairman of the Annual Meeting to adjourn the Annual Meeting to a later date or dates, from time to time, as the Chairman of the Annual Meeting may deem necessary or appropriate.

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We will also consider any other business that properly comes before the Annual Meeting.

What are the Board’s Voting Recommendations?

The Board recommends that you vote your shares a “FOR” all of the Director Nominees, and “FOR” each of the other proposals.

Who is entitled to vote?

To be able to vote, you must have been a stockholder on December 1, 2025, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 22,743,104 shares of our voting common stock, par value $0.001 per share, each with one vote per share (“common stock”), and 625,000 shares of Series A Preferred Stock, par value $0.001 per share, each with ten votes per share (“Series A Preferred Stock”), were outstanding.

How many votes do I have?

Holders of common stock will vote at the Annual Meeting on all matters. Each share of common stock is entitled to one vote and each share of Series A Preferred Stock is entitled to ten votes on any matter on which action of the stockholders of the corporation is sought. The Series A Preferred Stock will vote together with the common stock. As a result, a total of 28,993,104 votes may be cast at the Annual Meeting.

What is a quorum?

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of the holders of one-third (1/3rd) of the shares issued and outstanding and entitled to vote will constitute a quorum for the transaction of business. Accordingly, shares representing 9,664,368 votes must be present in person or by proxy at the Annual Meeting to constitute a quorum.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What are abstentions and broker non-votes?

An “abstention” is the voluntary act of not voting by a stockholder who is present at a meeting in person or by proxy and entitled to vote. “Broker non-votes” refers to shares held by a brokerage firm or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal.

If you are a beneficial owner whose shares are held in street name and you do not submit voting instructions to your broker, your broker may generally vote your shares in its discretion on routine matters. We believe that Proposals Two and Three are routine and may be voted on by your broker if you do not submit voting instructions. However, pursuant to the NYSE American LLC Company Guide (“NYSE Company Guide”), brokers do not have the discretion to vote their clients’ shares on non-routine matters, unless the broker receives voting instructions from the beneficial owner. Proposals One, Four to Seven are considered non-routine matters. Consequently, if your shares are held in street name, you must provide your broker with instructions on how to vote your shares in order for your shares to be voted on Proposals One, Four to Seven.

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What are the general effects of abstentions and broker non-votes?

Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion as permitted under the NYSE Company Guide. For purposes of the Annual Meeting, brokers or nominees are permitted to vote their clients’ proxies in their own discretion as to the ratification of the appointment of our independent registered public accounting firm and the authorization of the Reverse Split, if the clients have not furnished voting instructions within 10 days of the meeting. Abstentions and broker non-votes will not be counted as a vote “for” or “against” any matter and accordingly will not affect the outcome with respect to any matter to be voted on at the Annual Meeting. Proposals One and Four to Five are “non-discretionary” and brokers or nominees who have received no instructions from their clients do not have discretion to vote on those items.

Please note that brokers may not vote your shares on the election of directors or other non-routine matters in the absence of your specific instructions as to how to vote, thus we strongly encourage you to provide instructions to your broker regarding the voting of your shares you hold in “street name” or through a broker or other nominee.

What vote is required to approve each proposal?

Proposal One

The five nominees receiving the highest number of affirmative votes of the outstanding shares of common stock and Series A Preferred Stock, present at the Annual Meeting in person or represented by proxy and entitled to vote, will be elected as directors to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. Abstentions will have no effect on the outcome of the election of nominees for director. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.

Proposal Two

The ratification of the appointment of LAO Professionals, as our independent registered public accounting firm for the year ending December 31, 2025, will require the affirmative vote of a majority of the votes of the shares of our common stock and Series A Preferred Stock cast at the Annual Meeting in person or represented by proxy and entitled to vote, is required for approval of Proposal Two. Abstentions and broker non-votes will not affect the outcome of the vote on Proposal Two.

Proposal Three

The approval of the proposal to authorize our Board to effect a Reverse Split will require the affirmative vote of a majority of the votes of the shares of our common stock and Series A Preferred Stock cast at the Annual Meeting in person or represented by proxy and entitled to vote, is required for approval of Proposals Three. Abstentions and broker non-votes will not affect the outcome of the vote on Proposal Three.

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Proposal Four

The approval of the amendments to the Company’s 2023 Equity Incentive Plan, as amended (the “2023 Plan”) requires the affirmative vote of at least a majority of the total number of votes of the shares of our common stock and Series A Preferred Stock cast at the Annual Meeting in person or represented by proxy and entitled to vote. Abstentions and broker non-votes will not affect the outcome of the vote on Proposal Four.

Proposal Five

The approval of the issuance of 12,500,000 shares of common stock to the designee of Kingsford, pursuant to the asset purchase agreement between Kingsford and the Company, dated November 23, 2025, requires the affirmative vote of at least a majority of the total number of votes of the shares of our common stock and Series A Preferred Stock cast at the Annual Meeting in person or represented by proxy and entitled to vote. Abstentions and broker non-votes will not affect the outcome of the vote on Proposal Five.

Proposal Six

The approval of the issuance of 15,000,000 shares of common stock to the designee of Asia Resource, pursuant to the development agreement between Asia Resource and the Company, dated November 23, 2025, requires the affirmative vote of at least a majority of the total number of votes of the shares of our common stock and Series A Preferred Stock cast at the Annual Meeting in person or represented by proxy and entitled to vote. Abstentions and broker non-votes will not affect the outcome of the vote on Proposal Six.

Proposal Seven

The approval of the adjournment of the Annual Meeting to a later date or dates requires the affirmative vote of at least a majority of the total number of votes of the shares of our common stock and Series A Preferred Stock cast at the Annual Meeting in person or represented by proxy and entitled to vote. Abstentions and broker non-votes will not affect the outcome of the vote on Proposal Seven.

How do I vote?

If you are a “registered holder,” that is, your shares are registered in your own name through our transfer agent, and you are viewing this proxy over the Internet you may vote electronically over the Internet. For those stockholders who receive a paper proxy in the mail, you may also vote electronically over the Internet or by email, or by completing and mailing the proxy card provided. The website identified in our proxy card provides specific instructions on how to vote electronically over the Internet. Those stockholders who receive a paper proxy by mail, and who elect to vote by mail, should complete and return the mailed proxy card in the addressed, postage paid envelope that was enclosed with the proxy materials.

If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, you will receive instructions from your record holder that must be followed for your record holder to vote your shares per your instructions. If you receive paper copies of our proxy materials from your brokerage firm, bank or other nominee, you will also receive a voting instruction form. Please complete and return the enclosed voting instruction form in the addressed, postage paid envelope provided.

Stockholders who have previously elected to access our proxy materials and annual report electronically over the Internet will continue to receive an email, referred to in this Proxy Statement as an email notice, with information on how to access the proxy information and voting instructions.

Only proxy cards and voting instruction forms that have been signed, dated and timely returned, and only shares that have been timely voted electronically, by mail or by email will be counted in the quorum and voted. The Internet voting facilities will close at 11:59 p.m. Eastern Time, December 30, 2025 for shares held directly and at 11:59 p.m. Eastern Time, December 30, 2025 for shares held in a plan.

Stockholders who vote over the Internet or by email need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from Internet service providers. You may also vote your shares in person at the Annual Meeting. If you are a registered holder, you may request a ballot at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker) and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What if I receive more than one email notice, proxy card or voting instruction form?

If you receive more than one email notice, proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please vote your shares held in each account to ensure that all of your shares will be voted.

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Who will count the votes and how will my vote(s) be counted?

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

If your proxy is properly submitted, the shares represented thereby will be voted at the Annual Meeting in accordance with your instructions. If you are a registered holder and you do not specify how the shares represented thereby are to be voted, your shares will be voted “FOR” the election of each of the five nominees to our Board listed in this Proxy Statement, “FOR” the approval of all of the other proposals, and in the discretion of the proxy holder(s) as to any other matters that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting, as well as any procedural matters. If your shares are held in street name and you do not specify how the shares represented thereby are to be voted, your broker may exercise its discretionary authority to vote on Proposals Two and Three.

Can I change my vote after I have voted?

If your shares are registered in your name, you may revoke or change your vote at any time before the Annual Meeting by voting again electronically over the Internet or by email, or by filing a notice of revocation or another proxy card with a later date with our Secretary at Northann Corp., 2251 Catawba River Rd, Fort Lawn, SC 29714. If you are a registered stockholder and attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. Please note that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder.

Who will bear the cost of soliciting proxies?

We will bear the entire cost of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional solicitation materials furnished to our stockholders. Copies of solicitation materials will be furnished to brokerage firms, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. We may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees, and we will reimburse any reasonable expenses incurred for that purpose. No additional compensation will be paid to those individuals for any such services.

The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are discussed below more fully.

Emerging Growth Company and Smaller Reporting Company

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As an emerging growth company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not emerging growth companies. These provisions include:

•	reduced disclosure about our executive compensation arrangements;

•	no non-binding shareholder advisory votes on executive compensation; and

•	exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting.

We may take advantage of these exemptions for up to five years or until such earlier time that we are no longer an emerging growth company. We will remain an emerging growth company until the earlier to occur of (1) the last day of the fiscal year (a) ending December 31, 2028, (b) in which we have total annual gross revenues of at least $1.235 billion or (c) in which we are deemed to be a “large accelerated filer,” under the rules of the Securities and Exchange Commission, which means the market value of our equity securities that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (2) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

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For so long as we remain an emerging growth company, we are permitted to rely on certain exemptions from various public company reporting requirements, including not being required to have our internal control over financial reporting audited by our independent registered public accounting firm pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and any golden parachute payments not previously approved and an exemption from compliance with the requirements regarding the communication of critical audit matters in the auditor’s report on financial statements.

In addition, the JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards. This provision allows an emerging growth company to delay the adoption of some accounting standards until those standards would otherwise apply to private companies. We have elected to “opt out” of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, we will adopt the new or revised standard on the same timeline as other public companies, and we will not be able to revoke such election. This may make comparison of our financial statements with another emerging growth company that has not opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

We are also a “smaller reporting company” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. If we are still a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. Specifically, as a smaller reporting company, we may choose to present only the two most recent fiscal years of audited financial statements in our Annual Report on Form 10-K and, similar to emerging growth companies, smaller reporting companies have reduced disclosure obligations regarding executive compensation.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Our bylaws provide for a number of directors fixed by resolution of the whole Board. Our Board has fixed the number of directors at five unless otherwise changed by resolution of our Board. Directors are elected annually and hold office until the next annual meeting of stockholders and/or until their respective successors are duly elected and qualified. It is intended that the proxies solicited by our Board will be voted “FOR” election of the following five nominees unless a contrary instruction is made on the proxy: Lin Li, Kurtis W. Winn, Bradley C. Lalonde, Umesh Patel, and Jing Zhang. If the five nominees are elected, there will be five directors serving on our Board. If, for any reason, one or more of the nominees is unavailable as a candidate for director, an event that is not expected, the person named in the proxy will vote for another candidate or candidates nominated by our Nominating and Corporate Governance Committee. However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above.

Required Vote of Stockholders

The five nominees receiving the highest number of affirmative votes of the outstanding shares of our common stock and Series A Preferred Stock, present at the Annual Meeting in person or by proxy and entitled to vote, will be elected as directors to serve until the next annual meeting of stockholders and/or until their successors are duly elected and qualified. Votes against a candidate, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for this proposal, but will not be included in the vote totals for this proposal and, therefore, will have no effect on the vote.

Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” the election of EACH OF the FIVE director nominees listed above.

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INFORMATION ABOUT OUR BOARD OF DIRECTORS,

BOARD COMMITTEES AND RELATED MATTERS

Directors and Director Nominees

The following table sets forth certain information regarding our directors and director nominees as of December 3, 2025:

Name	Age	Positions Held
Lin Li	45	Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer, and Director Nominee
Kurtis W. Winn	60	Chief Operating Officer, Director and Director Nominee
Bradley C. Lalonde	72	Independent Director and Director Nominee
Umesh Patel	68	Independent Director and Director Nominee
Jing Zhang	46	Independent Director and Director Nominee

Lin Li, Chairman of the Board, Chief Executive Officer, President, Secretary, Treasurer

Mr. Li is the founder and serves as the Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer of the Company. Mr. Li has also held executive officer and/or director positions at each of our subsidiaries since inception in 2013. Mr. Li was the general manager of Changzhou Winslon International Trading Co. Ltd. from 2005 to 2012. Mr. Lin Li has been the general manager of Northann (Changzhou) Construction Products Co. Ltd. since 2013. Mr. Lin has built the “Benchwick” brand with the utilization of 3D printing in the vinyl flooring industry and has been devoted to establishing a global ecosystem of design, manufacture and sales. Mr. Li has a bachelor’s degree in English from Sichuan International Studies University in China.

In nominating Mr. Li, our Board considered his Board and executive level leadership, broad international exposure, and extensive global experience in engineering and manufacturing as key attributes in his selection. The Board believes that through his experience in product development and international operations over the past two decades he can provide our company with particular insight into global opportunities and new markets for our current and planned future product lines.

Kurtis W. Winn, Chief Operating Officer and Director

Mr. Winn has served as the Company’s Chief Operating Officer and a Director of the Company since July 2022. He has also served as the President of Northann (Changzhou) Construction Products Co., Ltd. (“NCP”) since 2015. Mr. Winn has also served as the Chief Operation Officer of National Wood Products, Inc. in Salt Lake City, UT since 1997, where he managed a team of 105 professionals, created and directed sales team training and development programs, managed the date-to-day tactical and long-term strategic activities within the business. Previously, from 1992 to 1997, Mr. Winn served as the regional manager at General Hardwoods, Inc. in Houston, TX, where he led sales calls with team members to establish sales and customer retention goals and managed sales transactions. From 1992 to 2016, Mr. Winn was the territory manager at NCH Corporation, in Phoenix, AZ, where he generated new accounts by implementing effective networking and content marketing strategies. Mr. Winn received his Bachelor of Science in Business Management from Arizona State University.

In nominating Mr. Winn, our Board considered his Board and executive level leadership, his extensive sales expertise, and experience with global business operations as key attributes in his selection. Our Board believes that Mr. Winn will provide critical leadership as we expand our product and customer diversification strategies.

Bradley C. Lalonde, Independent Director and Director Nominee

Mr. Lalonde has been a director of the Company since September 29, 2023. Mr. Lalonde has a 25 years career in investment and corporate banking and over 15 years of experience in general management. Since April 2004, Mr. Lalonde has served as the Partner and co-founder of Vietnam Partners, an investment banking serving the Vietnamese government and businesses in Vietnam. Previously, from 2001 to 2023, Mr. Lalonde served as the Director of Citicapital Audit and Risk Review at Citigroup, where he headed the audit teams in New York and Dallas responsible for Citigroup’s commercial lending and leasing activities. From 1999 to 2001, Mr. Lalonde served as the Head of Citibank’s Non-Banking Financial Institutions Business in Emerging Markets at Citibank, where he was responsible for strategy and business plan implementation in over 40 countries covering investment banks, insurance companies and leasing companies. From 1994 to 1999, Mr. Lalonde held multiple positions, including CEO, Country Risk Manager and Corporate Bank Head at Citibank Vietnam, where he led the first syndicated loan for a Vietnamese corporation and achieved highest possible audit and compliance ratings. Mr. Lalonde worked at Citibank Tunisia from 1989 to 1994, Citibank Turkey from 1984 to 1989, and Citibank in Bahrain, Saudi Arabia and Kuwait from 1981 to 1984. From 1977 to 1981, Mr. Lalonde worked at Chemical Bank as assistant to vice president covering Iran, Turkey and Africa. Mr. Lalonde received his Master degree in Economics with concentration in economics and international business from Columbia University in 1977; and his Bachelor of Arts in Political Science and Chemistry from University of Michigan Ann Arbor in 1975.

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In nominating Mr. Lalonde, our Board considered his Board and executive level leadership, extensive experience with capital markets, and high level financial expertise as key attributes in her selection. Our Board believes that Mr. Lalonde’s investment banking experience and his high level of financial literacy and expertise and experience in capital raising activities will provide strategic insight to financial decisions for future Company initiatives.

Umesh Patel, Independent Director and Director Nominee

Mr. Patel has been a director of the Company since May 23, 2024. He has also been serving as the chief executive officer and a director of Fuse Group Holding Inc., a company exploring opportunities in the mining industry, since February 2017, and the company’s chief financial officer since November 2022. He has also been a director of Nova Lifestyle, Inc. (NASDAQ: NVFY) since November 2016 and presently serves as the chairman of the Audit Committee and member of the Compensation Committee and Nominating and Governance Committee. Since May 2012, Mr. Patel has served as a managing partner of DviBri LLC, a California-based consulting company dedicated to managing all aspects of a client's transition from a private firm to a publicly-listed company. From 2001 to 2007, Mr. Patel was the president and CFO of Digital Learning Management Corp. Mr. Patel received his Associate degree in hotel management and catering in 1976, and his Bachelor of Commerce degree specializing in audits and accounts in 1979, both from Maharaja Sayaji Rao University in Baroda, India.

In nominating Mr. Patel, our Board considered his Board and executive level leadership, high level financial expertise, and extensive expertise in risk management as key attributes in his selection. The Board believes Mr. Patel can provide our Company particular insight into analysis of financial statements, debt analysis, and risk oversight.

Jing Zhang, Independent Director and Director Nominee

Jing Zhang has been a director of the Company since December 31, 2024, and is a seasoned professional with expertise in finance, marketing, and e-commerce. He has also been serving as the chief executive officer of Jing’s Digital Media Ltd, a company focusing on digital marketing business, since August 2023. From April 2018 to June 2023, he served as a vice president for digital marketing of Ugreen Digital Ltd, one of China’s largest manufacturing companies, where he successfully scaled online sales from zero to over $100 million through innovative digital strategies in early stage and is recognized for his leadership in e-commerce and his ability to drive significant business growth. Mr. Zhang received his Bachelor degree in Marketing from Shenzhen University in 2002.

In nominating Mr. Zhang, our Board considered his strong leadership abilities in the manufacturing sector. The Board believes Mr. Zhang brings with him significant experience in the manufacturing sector, and would provide strategic insight to commercial decisions for future Company initiatives.

Election of Officers; Family Relationships

Our executive officers are appointed by, and serve at the discretion of, our Board. There are no family relationships among any of our directors or executive officers.

Board Composition

Our Board currently consists of five members: Lin Li, Kurtis W. Winn, Bradley C. Lalonde, Umesh Patel, and Jing Zhang. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

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Our bylaws provide that the authorized number of directors is fixed by our Board. Our articles of incorporation and bylaws also provide that any vacancy on our Board, including a vacancy resulting from an expansion of our Board, may be filled only by vote of a majority of our directors then in office, although less than a quorum or by a sole remaining director.

We recognize the value of diversity on the Board. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Independence of our Board of Directors and Board Committees

Section 803 of the NYSE Company Guide requires a majority of a listed company’s board of directors to be comprised of “independent directors,” as defined in such rule, subject to specified exceptions. In addition, the NYSE Company Guide require that, subject to specified exceptions: each member of a listed company’s audit, compensation and nominating committees be independent as defined under the NYSE Company Guide; audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and compensation committee members also satisfy an additional independence test for compensation committee members under the NYSE Company Guide.

Our Board has evaluated the independence of its members based upon the NYSE Company Guide and the Securities and Exchange Commission. Applying these standards, our Board determined that none of the directors, other than Mr. Li and Mr. Winn, have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of those directors is “independent” as that term is defined under Section 803(A)(2) of the NYSE Company Guide. Mr. Li and Mr. Winn are not considered independent because they are officers of Northann Corp. As such, a majority of our Board is comprised of “independent directors” as defined under the NYSE Company Guide.

Role of Board in Risk Oversight Process

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. Our Audit Committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also monitors compliance with legal and regulatory requirements and reviews related party transactions, in addition to oversight of the performance of our external audit function. Our Board monitors the effectiveness of our corporate governance guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board believes its leadership structure is consistent with and supports the administration of its risk oversight function.

Clawback Policy

We maintain a clawback policy as required by the rules of the NYSE American. Our claw-back policy covers each of our current and former executive officers. The policy provides that, subject to the limited exemptions provided by the NYSE American rules, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Compensation Committee must reasonably and promptly seek recovery of any cash- or equity-based incentive compensation (including vested and unvested equity) paid or awarded to the executive officer, to the extent that the compensation (i) was based on erroneous financial data and (ii) exceeded what would have been paid to the executive officer under the restatement. Recovery applies to any such excess cash- or equity-based bonus/other incentive compensation received by any covered executive officer, while he/she was an executive officer, on or after October 2, 2023 during the three completed fiscal years immediately preceding the date on which the Company determines an accounting restatement is required. For more information, see the full text of our clawback policy, which is filed as an exhibit to our Annual Report on Form 10-K.

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Cybersecurity

Please see the discussion under the heading “Cybersecurity” in the Business section of our Annual Report on Form 10-K (which accompanies this Proxy Statement) for additional information on our cybersecurity risk management, strategy and governance.

Board Committees and Meetings

Our business, property and affairs are managed under the direction of our Board. Our directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our Board and its committees.

During 2024, members of the Board and its committees consulted informally with management from time to time and also acted by written consent eleven times without a meeting.

It is our policy to invite and encourage our directors to attend our annual meetings of stockholders.

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each charter is available at our website at http://ir.northann.com. The composition and responsibilities of each committee are described below. Members serve on committees until their resignation or until otherwise determined by our Board. Each of these committees has adopted a written charter that satisfies the applicable standards of the Securities and Exchange Commission and the NYSE Company Guide, which we have posted on the investor relations section of our website.

Audit Committee

The members of our Audit Committee are Messrs. Lalonde, Patel and Zhang. Mr. Lalonde is the chair of the Audit Committee. Each member of the Audit Committee satisfies the heightened audit committee independence requirements under the NYSE Company Guide and Rule 10A-3 of the Exchange Act. The Audit Committee Report for 2024 can be found on page 31 of this Proxy Statement. In addition, our Board has determined that Mr. Lalonde qualifies as an audit committee financial expert, as that term is defined under Securities and Exchange Commission rules, and possesses the requisite financial sophistication, as defined under the NYSE Company Guide. Our Audit Committee assists our Board in its oversight of our accounting and financial reporting process and the audits of our financial statements.

Under its charter, our Audit Committee is responsible for, among other things:

●	overseeing accounting and financial reporting process;

●	selecting, retaining and replacing independent auditors and evaluating their qualifications, independence and performance;

●	reviewing and approving scope of the annual audit and audit fees;

●	discussing with management and independent auditors the results of annual audit and review of quarterly financial statements;

●	reviewing adequacy and effectiveness of internal control policies and procedures;

●	approving retention of independent auditors to perform any proposed permissible non-audit services;

●	overseeing internal audit functions and annually reviewing audit committee charter and committee performance;

●	preparing the audit committee report that the Securities and Exchange Commission requires in our annual proxy statement; and

●	reviewing and evaluating the performance of the Audit Committee, including compliance with its charter.

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Compensation Committee

The members of our Compensation Committee are Messrs. Lalonde, Patel and Zhang. Mr. Patel is the chair of the Compensation Committee. Each member of our Compensation Committee is independent as defined under the NYSE Company Guide and satisfies NYSE’s additional independence standards for compensation committee members. Messrs. Lalonde, Patel and Zhang are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act and outside directors as defined by Section 162(m) of the Internal Revenue Code. Our Compensation Committee assists our Board in the discharge of its responsibilities relating to the compensation of our executive officers. During 2024, our Compensation Committee acted by written consent five times and held nil meetings.

Under its charter, our Compensation Committee is responsible for, among other things:

●	developing and maintaining an executive compensation policy and monitoring the results of that policy;

●	recommending to our Board for approval compensation and benefit plans;

●	reviewing and approving annually corporate and personal goals and objectives to serve as the basis for the CEO’s compensation, evaluating the CEO’s performance in light of those goals and objectives and determining the CEO’s compensation based on that evaluation;

●	determining and approving the annual compensation for other executive officers;

●	retaining or obtaining the advice of a compensation consultant, outside legal counsel or other advisor;

●	approving any grants of stock options, restricted stock, performance shares, stock appreciation rights, and other equity-based incentives to the extent provided under our equity compensation plans;

●	reviewing and making recommendations to our Board regarding the compensation of non-employee directors; and

●	reviewing and evaluating the performance of the Compensation Committee, including compliance with its charter.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Messrs. Lalonde, Patel and Zhang. Mr. Zhang is the chair of the Nominating and Corporate Governance Committee. Each member of our Nominating and Corporate Governance Committee is independent as defined under the NYSE Company Guide. During 2024, our Nominating and Corporate Governance Committee acted by written consent nil times and held one meeting.

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Under its charter, our Nominating and Corporate Governance Committee is responsible for, among other things:

●	considering and reviewing periodically the desired composition of our Board;

●	establishing any qualifications and standards for individual directors;

●	identifying, evaluating and nominating candidates for election to our Board;

●	ensuring that the members of our Board satisfy Securities and Exchange Commission and NYSE independence and other requirements relating to membership on our Board and committees;

●	making recommendations to our Board regarding the size of the Board, the tenure and classifications of directors, and the composition of the committees of the Board;

●	considering other corporate governance and related matters as requested by our Board; and

●	reviewing and evaluating the performance of the Nominating and Corporate Governance Committee, including compliance with its charter.

Compensation of Non-Employee Directors

Currently, our non-employee directors receive a cash and equity compensation on a yearly basis, payable each quarter. Mr. Lalonde receives $20,000 in cash and $30,000 in equity, payable each quarter. Each of Messrs. Patel and Zhang receives $15,000 in cash and $25,000 in equity, payable each quarter. In addition, we reimburse all of our non-employee directors for travel and other necessary business expenses incurred in the performance of director services and extend coverage to them under our directors’ and officers’ indemnity insurance policies.

Compensation of Employee Directors

Messrs. Li and Winn were compensated as full-time employees and officers and therefore received no additional compensation for service as members of the Board during 2024. Information regarding the compensation awarded to Messrs. Li and Winn are included in “Executive Compensation and Related Information—Summary Compensation Table” below.

Compensation Committee Interlocks and Insider Participation

Since the Company’s initial public offering, all officer compensation and bonuses for executive officers has been determined by our Compensation Committee which is currently comprised of three independent directors.

None of our executive officers serves, or in the past has served, as a member of our Board or Compensation Committee, or other committee serving an equivalent function, of any entity that has one or more executive officers serving as members of our Board or our Compensation Committee. None of the members of our Compensation Committee is or has been an officer or employee of the Company.

Stockholder Recommendations for Nominations to our Board of Directors

Our Nominating and Corporate Governance Committee will consider recommendations for candidates to our Board from our stockholders. A stockholder that wishes to recommend a candidate for consideration by the committee as a potential candidate for director must direct the recommendation in writing to Northann Corp., 2251 Catawba River Rd, Fort Lawn, SC 29714, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, class and number of shares of our capital stock that are held by the nominee, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between us and the candidate and evidence of the recommending stockholder’s ownership of our stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, and diversity of experience, independence, area of expertise, corporate experience, potential conflicts of interest, other commitments and the like and personal references. Our Nominating and Corporate Governance Committee will consider the recommendation but will not be obligated to take any further action with respect to the recommendation.

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Communications with the Board of Directors

In cases where stockholders or other interested parties wish to communicate directly with our non-management directors, messages can be sent to Northann Corp., 2251 Catawba River Rd, Fort Lawn, SC 29714, Attention: Corporate Secretary. Our corporate secretary monitors these communications and will forward to our designated legal counsel to provide a summary of all received messages to the Board at each regularly scheduled meeting. Where the nature of a communication warrants, our designated legal counsel, may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the Board or non-management director, of independent advisors or of our management, as our designated legal counsel considers appropriate. Our designated legal counsel may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary. This procedure for stockholder and other interested party communications with the non-management directors is administered by our Board. This procedure does not apply to (i) communications to non-management directors from our officers or directors who are stockholders, (ii) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, or (iii) communications to the Audit Committee pursuant to our procedures for complaints regarding accounting and auditing matters.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is available on the investor relations section of our website, which is located at https://ir.northann.com/. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Director Compensation Table

Pursuant to the director offer letters between us and the non-employee directors, each of them is entitled to a certain amount of cash for each calendar year of service on a pro-rated basis. The Company shall also offer each of them equity-based compensation, payable by issuance of the common stock of the Company on a quarterly basis within five business days after such quarter ends. The price per share of common stock shall be the average closing price of the Company’s common stock of the last five trading days of such quarter.

The following table and related footnotes summarize the compensation accrued by the Company to each non-employee director for 2024:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
Bradley C. Lalonde	20,000	30,000	-	-	-	-	50,000
Umesh Patel (1)	9,058	18,750	-	-	-	-	27,808
Jing Zhang (2)	-	-	-	-	-	-	-
Charles James Schaefer IV (3)	12,500	18,750	-	-	-	-	31,250
Scott Powell (4)	20,000	30,000	-	-	-	-	50,000

(1)	Umesh Patel was appointed as our independent director on May 23, 2024.
(2)	Jing Zhang was appointed as our independent director on December 31, 2024.
(3)	Charles James Schaefer IV resigned as an independent director on May 17, 2024.
(4)	Scott Powell’s term ended our 2024 annual general meeting of stockholders held on December 31, 2024.

Indemnification of Directors and Officers

We are a Nevada corporation and generally governed by the Section 78.138 of the Nevada Private Corporations Code, Title 78 of the Nevada Revised Statutes, or NRS, provides that, unless the corporation’s articles of incorporation provide otherwise, a director or officer will not be individually liable unless it is proven that (a) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (b) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502.1 of the NRS permits a Nevada corporation to indemnify its directors and officers against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending, or completed action, suit, or proceeding, except an action by or on behalf of the corporation, if the officer or director (a) is not liable pursuant to NRS 78.138, or (b) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere does not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, or that, with respect to any criminal action or proceeding, had reasonable cause to believe that the conduct was unlawful.

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Section 78.7502.2 of the NRS also permits a Nevada corporation to indemnify its directors and officers against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending, or completed action, suit, or proceeding by or in the right of the corporation to procure a judgment in its favor, if the officer or director (i) is not liable pursuant to NRS 78.138, or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful. Indemnification pursuant to this section may not be made for any claim, issue, or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

Discretionary indemnification pursuant to Section 78.7502.1 or Section 7502.2, unless ordered by a court or advanced pursuant to NRS 78.7501.2, may be made only as authorized upon a determination that the indemnification is proper under the circumstances. The determination that indemnification is proper under the circumstances may be made by the stockholders, the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit, or proceeding, or opinion of independent counsel if a majority vote of a quorum consisting of directors who were not parties to the action, suit, or proceeding so orders, or a quorum consisting of directors who were not parties to the action, suit, or proceeding cannot be obtained.

Section 78.751 of the NRS requires a corporation to indemnify its officers and directors if they have been successful on the merits or otherwise in defense of any claim, issue, or matter resulting from their service as a director or officer.

Section 78.751 of the NRS also permits a Nevada corporation to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit, or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation. Section 78.751 of the NRS further permits the corporation to grant its directors and officers additional rights of indemnification under its articles of incorporation, bylaws, or other agreement. Our bylaws generally provide for indemnification of our directors and officers to the fullest extent permitted under Nevada law and require that we pay such expenses upon receipt of such an undertaking.

Section 78.752 of the NRS provides that a Nevada corporation may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses. Our bylaws implement the insurance provisions above by providing that our board of directors may direct that we purchase and maintain insurance on behalf of our directors and officers.

The limitation of liability and indemnification provisions in our articles of incorporation and our bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons under the foregoing provisions of our articles of incorporation or our bylaws, or otherwise, we have been informed that in the opinion of the Securities and Exchange Commission, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed the independent registered public accounting firm of LAO Professionals to audit and comment on our financial statements for the year ending December 31, 2025, and to conduct whatever audit functions are deemed necessary. LAO Professionals audited our financial statements for the year ended December 31, 2024 that were included in our most recent Annual Report on Form 10-K.

A representative of LAO Professionals will not be present at the Annual Meeting.

Required Vote of Stockholders

Although a vote of stockholders is not required on this proposal, our Board is asking our stockholders to ratify the appointment of our independent registered public accounting firm. The ratification of the appointment of our independent registered public accounting firm requires the affirmative votes of a majority of the votes of the shares of our common stock, present at the Annual Meeting in person or by proxy and entitled to vote.

In the event that our stockholders do not ratify the appointment of LAO Professionals as our independent registered public accounting firm, the appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” RATIFICATION OF THE APPOINTMENT OF LAO PROFESSIONALS TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025.

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PROPOSAL THREE

APPROVAL OF A PROPOSAL TO AUTHORIZE BOARD TO EFFECT A REVERSE SPLIT

General

Our Board has determined that it is advisable and in the best interests of the Company and our stockholders to effect a reverse stock split of all of our issued and outstanding common stock, par value $0.0001 per share (with no change to the authorized capital stock of the Company), at a specific ratio, ranging from one-for-three (1:3) to one-for-twenty (1:20) (the “Approved Split Ratios”), with the timing and ratio to be determined by the Board if effected (the “Reverse Split”).

The primary goal of the Reverse Split is to increase the per share market price of our common stock to meet the minimum per share bid price requirements for continued listing on the NYSE American. We believe that a range of reverse split ratios provides us with the most flexibility to achieve the desired results of the Reverse Split.

Under NYSE American rules, a stock split ratio may not be at or exceed 1-for-200 during a two-year period. On October 7, 2025, we effected a 1-for-8 reverse stock split of the Company’s common stock and Series A Preferred Stock. As a result, we are currently limited to implementing less than a 1-for-25 reverse stock split.

A vote for this Proposal 3 will constitute approval of the Reverse Split that, if and when effected by our Board, would combine up to every 20 shares of our outstanding common stock into one share of our common stock. If implemented, the Reverse Split will have the effect of decreasing the number of shares of our common stock issued and outstanding. Because the number of authorized shares of our common stock will not be reduced in connection with the Reverse Split, the Reverse Split will result in an effective increase in the authorized number of shares of our common stock available for issuance in the future.

Accordingly, stockholders are asked to authorize our Board to effect a Reverse Split consistent with those terms set forth in this Proposal 3, and to grant authorization to the Board to determine, in its sole discretion, whether or not to implement the Reverse Split, as well as its specific ratio within the range of the Approved Split Ratios.

If approved by our stockholders and pursued by the Board, the Reverse Split would be applied at an Approved Split Ratio approved by the Board, without further action by our stockholders. The Board reserves the right to elect to abandon the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of us and our stockholders.

Purpose and Rationale for the Reverse Split

Avoid Delisting from the NYSE American.

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our common stock to meet the minimum per share bid price requirement for continued listing on the NYSE American. We believe increasing the trading price of our common stock may also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Split is in our stockholders’ best interests.

Although we already conducted a 1-for-8 reverse stock split of the Company’s common stock and Series A Preferred Stock on October 7, 2025, with the common stock beginning trading on a split-adjusted basis on the NYSE American at the commencement of trading on October 8, 2025 under the Company’s existing symbol “NCL,” our common stock may continue to be sold for a substantial period of time at a low price per share. As a result, NYSE American may decide that we are not in compliance with the continued listing standard set forth in Section 1003(f)(v) of the NYSE Company Guide .

The primary purpose of the Reverse Split is to increase the per share price of our common stock in order to maintain the listing of our common stock on the NYSE American. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Split is in the Company’s and our stockholders’ best interests. We believe proposing multiple ratios for the Reverse Split, rather than proposing that stockholders approve a specific ratio at this time, provides the Board with the most flexibility to achieve the desired results of the Reverse Split.

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Failure to approve the Reverse Split may potentially have serious, adverse effects on us and our stockholders. Our common stock could be delisted from the NYSE American if our common stock continues to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the bid price requirement. If our common stock is delisted from NYSE American, our common stock could then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets, which are generally considered to be less efficient markets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading, and may be avoided by retail and institutional investors, resulting in the impaired liquidity and increased transaction costs of trading in shares of our common stock.

The Reverse Split, if effected, would have the immediate effect of increasing the price of our common stock as reported on NYSE American, therefore allowing us to maintain compliance with Section 1003(f)(v) of the NYSE Company Guide.

Our Board strongly believes that the Reverse Split is necessary to maintain our listing on the NYSE American. Accordingly, the Board has proposed the this proposal for approval by our stockholders at the Annual Meeting to permit the Board to effect the Reverse Split if the Board determines it is advisable.

Other Effects.

The Board also believes that the increased market price of our common stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our common stock. The Reverse Split could help increase analyst and broker’s interest in common stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Having an increased number of authorized but unissued shares of common stock available would provide additional flexibility regarding the potential use of shares of our common stock for business and financial purposes in the future and allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our authorized shares. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) raising capital, if we have an appropriate opportunity, through offerings of common stock or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions, including mergers, acquisitions, licensing transactions and other business combinations or acquisitions of new product candidates or products; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives pursuant to our 2023 Plan, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of common stock that will be available to undertake any such issuances described above. Because it is anticipated that our directors and executive officers will be granted additional equity awards under our 2023 Plan, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Reverse Split, because absent the Reverse Split, we may not have sufficient authorized shares to grant such awards.

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An increase in authorized shares of our common stock available for issuance would not have any immediate effect on the rights of existing stockholders. However, because the holders of our common stock do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include:

●	Stockholders may experience further dilution of their ownership;
●	Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power, and other interests of our existing stockholders;
●	The additional shares of common stock that would become available for issuance due to this Proposal 3 would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding; and
●	The issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

We have no specific plan, commitment, arrangement, understanding, or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed Reverse Split at this time, and we have not allocated any specific portion of the proposed effective increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock and warrants, and we may continue to require additional capital in the future to fund our operations. As a result, it is foreseeable that we may seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any common stock or securities convertible into common stock except on terms that the Board deems to be in the best interests of us and our stockholders.

Risks of the Proposed Reverse Split

We cannot assure you that the proposed Reverse Split will increase the price of our common stock and have the desired effect of maintaining compliance with the NYSE American.

If the Reverse Split is implemented, our Board expects that it will increase the market price of our common stock so that we are able to maintain compliance with the NYSE American continued listing standard. However, the effect of the Reverse Split upon the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Split will accomplish this objective for any meaningful period of time, or at all. It is possible that (i) the per share price of our common stock after the Reverse Split will not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split, (ii) the market price per post-Reverse Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if the Reverse Split is implemented, the market price of our common stock may decrease due to factors unrelated to the Reverse Split. In any case, the market price of our common stock will be affected by other factors which may be unrelated to the number of shares outstanding, including our business and financial performance, general market conditions, and prospects for future success. Even if the market price per post-Reverse Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including the NYSE American requirements related to the minimum number of shares that must be in the public float and the minimum market value of the public float.

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The proposed Reverse Split may decrease the liquidity of our common stock.

The Board believes that the Reverse Split will result in an increase in the market price of our common stock, which could lead to increased interest in our common stock and possibly promote greater liquidity for our stockholders. However, the Reverse Split will also reduce the total number of outstanding shares of common stock, which may lead to reduced trading and a smaller number of market makers for our common stock, particularly if the price per share of our common stock does not increase as a result of the Reverse Split.

The Reverse Split may result in some stockholders owning “odd lots” that may be more difficult to sell or require greater transaction costs per share to sell.

If the Reverse Split is implemented, it may increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the Reverse Split may be required to pay higher transaction costs if they sell their common stock.

The Reverse Split may lead to a decrease in our overall market capitalization.

The Reverse Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Split.

Determination of the Ratio for the Reverse Split

If Proposal 3 is approved by stockholders and the Board determines that it is in the best interests of the Company and its stockholders to move forward with the Reverse Split, the Approved Split Ratio will be selected by the Board, in its sole discretion. However, the Approved Split Ratio will not be less than a ratio of one-for-three (1:3) or exceed a ratio of one-for-twenty (1:20). In determining which Approved Split Ratio to use, the Board will consider numerous factors, including, among other things:

●	our ability to maintain the listing of our common stock on the NYSE American;

●	the per share price of our common stock immediately prior to the Reverse Split;

●	the expected stability of the per share price of our common stock following the Reverse Split;

●	the likelihood that the Reverse Split will result in increased marketability and liquidity of our common stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Split.

The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of common stock issued and outstanding as of December 3, 2025, after completion of the Reverse Split, we will have between 1,137,156 and 7,581,035 shares of common stock issued and outstanding, depending on the Approved Split Ratio selected by the Board.

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Principal Effects of the Reverse Split

After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the proposed Reverse Split (subject to the treatment of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our common stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split, except to the extent that as described below in “Treatment of Fractional Shares”, record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Split because they hold a number of shares not evenly divisible by the Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock, to round up to the next whole share. In any event, cash will not be paid for fractional shares.

The following table contains the approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a 1:3 to 1:20 Reverse Split, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities, as of December 3, 2025.

After Each Reverse Split Ratio

	Current	1:3	1:10	1:20
Common Stock Authorized (1)	400,000,000	400,000,000	400,000,000	400,000,000
Common Stock Issued and Outstanding	22,743,104	7,581,035	2,274,311	1,137,156
Number of Shares of Common Stock Reserved for Issuance (2)	29,689,979	9,896,660	2,968,998	1,484,499
Number of Shares of Common Stock Authorized but Unissued and Unreserved	347,566,917	382,522,305	394,756,691	397,378,345
Price per Share, based on the closing price of our Common Stock on December 3, 2025	$0.39	$1.17	$3.90	$7.80

(1)	The Reverse Split will not have any impact in the number of shares of common stock we are authorized to issue under our Charter.

(2)

Includes (a) 189,979 shares of common stock reserved for future issuance under the 2023 Plan, before the amendment is approved by the stockholders, (b) 2,000,000 additional shares of common stock reserved for future issuance under the 2023 Plan, assuming the amendment is approved by the stockholders, (c) 12,500,000 shares of common stock reserved for future issuance under the asset purchase agreement between Kingsford and the Company, assuming the share issuance is approved by the stockholders and NYSE American, and other closing conditions are satisfied, and (d) 15,000,000 shares of common stock reserved for future issuance under the development agreement between Asia Resource and the Company, assuming the share issuance is approved by the stockholders and NYSE American, and other closing conditions are satisfied.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be reported on the NYSE American under the symbol “NCL,” assuming that we are able to regain compliance with the continued listing standard, although we expect that NYSE American will add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred.

Effect on Stock Option Plans

As of the date of this proxy statement, we have 189,979 shares of common stock available for issuance under the 2023 Plan. Assuming the amendment to the 2023 Plan (Proposal 6) is approved by the stockholders, we will have 2189,979 shares of common stock reserved for future issuance under the 2023 Plan. Pursuant to the terms of the 2023 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of common stock underlying outstanding awards, the exercise price per share of outstanding stock options, and other terms of outstanding awards issued pursuant to the 2023 Plan to equitably reflect the effects of the Reverse Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2023 Plan will be similarly adjusted.

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Effect on Preferred Stock

As of the date of this proxy statement, we had 100,000,000 authorized shares of preferred stock, among which 625,000 shares of Series A Preferred Stock are issued and outstanding. The Company plans to conduct a reverse stock split to the Series A Preferred Stock at the same time when it effects the Reverse Split to its common stock, with the same ratio.

The following table contains the approximate number of issued and outstanding shares of preferred stock following a 1:3 to 1:20 Reverse Split, as of the date of this proxy statement.

After Each Reverse Split Ratio

	Current	1:3	1:10	1:20
Preferred Stock Authorized (1)	100,000,000	100,000,000	100,000,000	100,000,000
Preferred Stock Issued and Outstanding	625,000	208,333	62,500	31,250
Number of Shares of Preferred Stock Reserved for Issuance	0	0	0	0
Number of Shares of Preferred Stock Authorized but Unissued and Unreserved	99,375,000	99,791,667	99,937,500	99,968,750

(1)	The Reverse Split will not have any impact in the number of shares of preferred stock we are authorized to issue under our charter.

Effective Date

If approved by our stockholders and our Board determines to effect the Reverse Stock Split, the exact timing will be determined at the discretion of our Board and set forth in a public announcement. On the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted, automatically and without any action on the part of our stockholders, into new shares of common stock in accordance with an Approved Split Ratio set forth in this Proposal 3. If this proposal is not approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock, to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Effect on “Book-Entry” Holders of common stock

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of common stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the Reverse Split. Stockholders holding common stock in “street name” through a bank, broker, or other nominee should note that such banks, brokers, or other nominees may have different procedures for processing the consolidation for fractional shares than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker, or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

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Exchange of Stock Certificates

If the Reverse Split is authorized by the stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the Reverse Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Split shares in exchange for post-Reverse Split shares in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the Reverse Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the Reverse Split selected by the Board. No new post-Reverse Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

In connection with the Reverse Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of common stock would remain unchanged at $0.001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the NRS with respect to this Proposal 3, and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.

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In general, the federal income tax consequences of a Reverse Split will vary among stockholders depending upon whether they receive solely a reduced number of shares of common stock in exchange for their old shares of common stock or a full share in lieu of a fractional share. We believe that because the Reverse Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Split should have the following federal income tax effects. The Reverse Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder who holds a number of shares of common stock not evenly divisible by the Approved Split Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A stockholder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the stockholder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the stockholder’s basis in their shares of common stock by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Split.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote of Stockholders

The Reverse will be effectuated pursuant to NRS 78.2055, which was amended by the Nevada Legislature in 2023, pursuant to Assembly Bill No. 126. In accordance with such amendment and our bylaws, approval of the Reverse Split requires the affirmative vote of the holders of a majority of the votes cast in person via attendance at the Annual Meeting or by proxy and voting at the Annual Meeting.

Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” THE APPROVAL TO AUTHORIZE OUR BOARD TO EFFECT THE REVERSE SPLIT.

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PROPOSAL FOUR

THE PLAN AMENDMENT PROPOSAL

2023 Plan Amendment

The Board has approved, and has recommended that the stockholders approve an amendment to our 2023 Plan to increase the authorized number of shares of common stock for awards under the 2023 Plan from 1,500,000 shares, reflecting the 1-for-8 reverse stock split we effected on October 7, 2025, to 3,500,000 shares.

Background and Reasons for the 2023 Plan Amendment Proposal

On May 30, 2023, the Company adopted the 2023 Plan. Initially, 4,000,000 shares of common stock (prior to the 1-for-8 reverse split we conducted on October 7, 2025) were authorized to be issued pursuant to awards granted under the 2023 Plan. On December 31, 2024, with the stockholders’ approval, the Company amended the 2023 Plan to increase the authorized number of shares of common stock under the 2023 Plan, from 4,000,000 shares of common stock to 12,000,000 shares of common stock. On October 7, 2025, as a result of the 1-for-8 reverse split conducted by the Company, the authorized number of shares of common stock under the 2023 Plan was reduced to 1,500,000. As of the date of this proxy statement, 189,979 shares of common stock remained reserved for future issuance under the 2023 Plan. The Board believes that the availability of additional shares of common stock for awards granted under the 2023 Plan is needed to enable the Company to meet its anticipated equity compensation needs to attract, motivate and retain qualified employees, officers and directors. The proposed share increase is expected to last approximately two years. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time, and our historical forfeiture rates.

The following summary of the 2023 Plan is qualified in its entirety by reference to the complete text of the 2023 Plan, a copy of which was attached as Exhibit 10.17 to a registration statement on Form S-1, as amended (file No. 333-273246) filed with the Securities and Exchange Commission and effective on September 29, 2023. Capitalized terms used and not otherwise defined in this section discussing the adoption of the 2023 Plan shall have the meanings given to them in the 2023 Plan.

Purpose of the 2023 Plan

Under the direction of the Board of Directors or, should the Board delegate power to act on its behalf, a committee thereof, the 2023 Plan, which provides for the granting of Incentive Stock Options, Non-Qualified Options, Stock Grants, and Stock-Based Awards, is intended to encourage ownership of shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. All Employees, directors and Consultants of the Company and its Affiliates are eligible to participate in the 2023 Plan.

Material Features of the 2023 Plan

Administration. The 2023 Plan is administered by the board of directors or committee or individuals authorized by the board of directors, and the Compensation Committee administers the 2023 Plan (such committee that administers the 2023 Plan, the “Committee”). The Committee has the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2023 Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2023 Plan. The Committee has full discretion to administer and interpret the 2023 Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable.

Eligibility. Current or prospective employees, directors, officers, advisors or consultants of the Company or its affiliates are eligible to participate in the 2023 Plan. The Committee has the sole and complete authority to determine who will be granted an award under the 2023 Plan, however, it may delegate such authority to one or more officers of the Company under the circumstances set forth in the 2023 Plan.

Number of Shares Authorized. The 2023 Plan provides for an aggregate of One Million and Five Hundred Thousand (1,500,000) shares of common stock to be available for awards, which shall be increased to Three Million and Five Hundred Thousand (3,500,000) shares of common stock if the 2023 Plan Amendment Proposal is approved. If an award is forfeited or if any option terminates, expires or lapses without being exercised, the common stock subject to such award will again be made available for future grant. Shares of common stock that are used to pay the exercise price of an option or that are withheld to satisfy the participant’s tax withholding obligation will not be available for re-grant under the 2023 Plan.

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Each share of common stock subject to an option or a stock appreciation right will reduce the number of common stock available for issuance by one share, and each common stock underlying an award of restricted stock, restricted stock units, stock bonus awards and performance compensation awards will reduce the number of common stock available for issuance by one share.

If there is any change in the corporate capitalization, the Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the 2023 Plan, the number of shares covered by awards then outstanding under the 2023 Plan, the limitations on awards under the 2023 Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

Term of Plan. The 2023 Plan has a term of ten years and no further awards may be granted under the 2023 Plan after that date.

Awards Available for Grant. The Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing.

Options. The Committee is authorized to grant options to purchase shares of common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Internal Revenue Code of 1986, as amended, or the Code, Section 422 for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the 2023 Plan are subject to the terms and conditions established by the Committee. Under the terms of the 2023 Plan, the exercise price of the options will be set forth in the applicable award agreement. Options granted under the 2023 Plan are subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2023 Plan is ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder).

Stock Appreciation Rights. The Committee is authorized to award stock appreciation rights (or SARs) under the 2023 Plan. SARs are subject to the terms and conditions established by the Committee. An SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2023 Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs. SARs shall be subject to terms established by the Committee and reflected in the award agreement.

Restricted Stock. The Committee is authorized to award restricted stock under the 2023 Plan. The Committee will determine the terms of such restricted stock awards. Restricted stock are shares of common stock that generally are non-transferable and subject to other restrictions determined by the Committee for a specified period. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock is forfeited.

Restricted Stock Unit Awards. The Committee is authorized to award restricted stock unit awards. The Committee will determine the terms of such restricted stock units. Unless the Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited.

Stock Bonus Awards. The Committee is authorized to grant awards of unrestricted common stock or other awards denominated in common stock, either alone or in tandem with other awards, under such terms and conditions as the Committee may determine.

Performance Compensation Awards. The Committee is authorized to grant any award under the 2023 Plan in the form of a performance compensation award by conditioning the vesting of the award on the attainment of specific levels of performance of the Company and/or one or more affiliates, divisions or operational units, or any combination thereof, as determined by the Committee.

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Transferability. Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. The Committee, however, may permit awards (other than incentive stock options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

Amendment. The board of directors may amend, suspend or terminate the 2023 Plan at any time; however, stockholder approval to amend the 2023 Plan may be necessary if the law or the rules of the national exchange so requires. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

Change in Control. Except to the extent otherwise provided in an award agreement or as determined by the Committee in its sole discretion, in the event of a change in control, all outstanding options and equity awards (other than performance compensation awards) issued under the 2023 Plan will become fully vested and performance compensation awards will vest, as determined by the Committee, based on the level of attainment of the specified performance goals.

New Plan Benefits

The amounts of future grants under the 2023 Plan are not determinable as awards under the 2023 Plan and will be granted at the sole discretion of the Committee, and the Company cannot determine at this time either the persons who will receive awards under the 2023 Plan or the amount or types of any such awards.

Required Vote of Stockholders

The approval of the adjournment of 2023 Plan Amendment Proposal requires the affirmative vote of at least a majority of the total number of votes cast at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” THE APPROVAL OF THE 2023 PLAN AMENDMENT PROPOSAL.

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PROPOSAL FIVE

APPROVAL OF THE ISSUANCE OF 12,500,000 SHARES OF COMMON STOCK TO DESIGNEE OF KINGSFORD

The Company’s Board of Directors is asking stockholders to approve the issuance of 12,500,000 additional shares of the Company’s common stock in accordance with the terms of the Asset Purchase Agreement pursuant to which the Company agreed to acquire certain assets of Kingsford. The Company’s Board of Directors approved such stock issuance on November 23, 2025.

Background and Description of Asset Purchase Agreement with Kingsford

On November 23, 2025, the Company entered into an asset purchase agreement (the “Asset Purchase Agreement”) with Kingsford.

Pursuant to the Asset Purchase Agreement, Kingsford agreed to provide to the Company certain proprietary software assets relating to a supply chain management system, including all related intellectual property rights therein (the “Software”), pursuant to the terms of the Asset Purchase Agreement.

As consideration for the Software, the Company agreed to pay $5,000,000 as the purchase price, by issuing 12,500,000 shares of the Company’s common stock (the “Kingsford Shares”), i.e. $0.40 per share, to a designee to be designated by Kingsford.

The closing of the Asset Purchase Agreement is required to occur no later than three business days after all closing conditions are satisfied or waived, or at such other times as the parties may agree. The closing conditions include but not limited to, the approval of the issuance of the Kingsford Shares by the Company’s stockholders and the NYSE American. Kingsford represented and warranted, amongst others, that neither Kingsford nor its designee is an affiliate of the Company, and that the Kingsford Shares are being acquired for investment purposes only, without a view to distribution, and in compliance with all applicable securities laws.

The Kingsford Shares shall be issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Kingsford Shares shall constitute restricted securities and will bear a restrictive legend as set out under the Asset Purchase Agreement.

For a further description of the Asset Purchase Agreement, see Asset Purchase Agreement filed as Exhibit 10.1 to the Company’s current report on Form 8-K filed on November 24, 2025.

Why Approval is Needed and Proposed Use of Funds

Our common stock is currently listed on the NYSE American. We are subject to Section 712(b) of the NYSE Company Guide, which requires stockholder approval in connection with an acquisition of the or assets of another company if the NYSE American-listed company will issue more than 20% of its then outstanding common stock. The 12,500,000 shares issuable under the Asset Purchase Agreement would result in an increase in the Company’s outstanding common stock of over 20%. Accordingly, we seek your approval of Proposal 5 to issue 12,500,000 shares of common stock to acquire the Software, asset of Kingsford, under the Asset Purchase Agreement in order to satisfy the requirements of NYSE American Rule 712(b).

Effect on Current Stockholders; Dilution

The Asset Purchase Agreement does not affect the rights of the holders of outstanding common stock, but the issuance of the Kingsford Shares pursuant to the terms of the Asset Purchase Agreement will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders.

The availability for sale of a large amount of shares issuable under the Asset Purchase Agreement may significantly depress the market price of our common stock and, going forward, may impair our ability to raise additional capital through the public sale of our common stock. We do not have any arrangement with Kingsford, the other party to the Asset Purchase Agreement, to address the possible effect on the price of our common stock of the sale by Kingsford’s designee of their shares.

No Dissenters Rights

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal 5, and we will not independently provide stockholders with any such right.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Proposal 5 at the Annual Meeting, the Company may hold another stockholder meeting to seek approval.

Required Vote of Stockholders

The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 5. Abstentions will have no effect on the outcome of Proposal 5 and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 5. This Proposal 5 will be considered “non-routine” by the NYSE American and, because brokers will not have discretionary authority to vote on Proposal 5, we expect broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” THE ISSUANCE OF 12,500,000 SHARES OF COMMON STOCK TO DESIGNEE of KINGSFORD IN CONNECTION WITH THE Asset Purchase Agreement.

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PROPOSAL SIX

APPROVAL OF THE ISSUANCE OF 15,000,000 SHARES OF COMMON STOCK TO DESIGNEE OF ASIA RESOURCE

The Company’s Board of Directors is asking stockholders to approve the issuance of 15,000,000 additional shares of the Company’s common stock in accordance with the terms of the Development Agreement pursuant to which Asia Resource agreed to develop and provide to the Company a customized software. The Company’s Board of Directors approved such stock issuance on November 23, 2025.

Background and Description of Development Agreement with Asia Resource

On November 23, 2025, the Company entered into a development agreement (the “Development Agreement”) with Asia Resource.

Pursuant to the Development Agreement, Asia Resource agreed to develop and provide to the Company the NCL Customized Intelligent Decoration Platform, a customized software, including all intellectual property rights therein (the “Platform”).

As the consideration for the Platform, the Company agreed to pay $6,000,000, by issuing a total of 15,000,000 shares of the Company’s common stock, i.e. $0.40 per share (the “Asia Resource Shares”), in two separate tranches of 8,000,000 shares and 7,000,000 shares, respectively, to a designee to be designated by Asia Resource.

The first tranche of the Asia Resource Shares (i.e., 8,000,000 shares) shall be delivered by the Company within five business days after both of the Company’s stockholders and NYSE American approve the issuance of the Asia Resource Shares. Asia Resource should deliver the Platform within three business days after certain conditions set forth in the Development Agreement are satisfied, including but not limited to the issuance of the first tranche of the Asia Resource Shares. The second tranche of the Asia Resource Shares (i.e., 7,000,000 shares) shall be delivered by the Company within five business days after delivery of the Platform. Asia Resource represented and warranted, amongst others, that neither Asia Resource nor its designee is an affiliate of the Company, and that the Asia Resource Shares are being acquired for investment purposes only, without a view to distribution, and in compliance with all applicable securities laws.

The Asia Resource Shares shall be issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Asia Resource Shares shall constitute restricted securities and will bear a restrictive legend as set out under the Development Agreement.

For a further description of the Development Agreement, see the Development Agreement filed as Exhibit 10.2 to the Company’s current report on Form 8-K filed on November 24, 2025.

Why Approval is Needed and Proposed Use of Funds

Our common stock is currently listed on the NYSE American. We are subject to Section 713(a) of the NYSE Company Guide, which requires stockholder approval when the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the Minimum Price. For purposes of this Section 713, “Minimum Price” means a price that is the lower of the official closing price immediately preceding the signing of the binding agreement or the average official closing price for the five trading days immediately preceding the signing of the binding agreement. The commentary .02 to the Section 713 states that the exemption from stockholder approval provided for in Section 713(a) for a transaction priced at or above the Minimum Price is available only for transactions in which the issuer is selling securities for cash at or above the Minimum Price.

The 15,000,000 shares issuable under the Development Agreement would be more than 20% of the Company’s presently outstanding common stock. While the shares will be issued at a per share price of $0.40, which is higher than both of the official closing price immediately preceding the signing of the Development Agreement and the average official closing price for the five trading days immediately preceding the signing of the Development Agreement, the Company is not issuing the shares for cash in the transactions pursuant to the Development Agreement, when it is only receiving the Platform development services. Therefore, the exemption from stockholder approval provided for in Section 713(a) for a transaction priced at or above the Minimum Price is not available to the Company in connection with the Development Agreement. Accordingly, Section 713(a) of the NYSE Company Guide requires that we obtain stockholder approval of the issuance of 15,000,000 shares of common stock to the designee designated by Asia Resource. We seek your approval of Proposal 6 to issue the 15,000,000 shares of common stock under the Development Agreement in order to satisfy the requirements of NYSE American Rule 713(a).

Effect on Current Stockholders; Dilution

The Development Agreement does not affect the rights of the holders of outstanding common stock, but the issuance of shares to pursuant to the terms of the Development Agreement will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders.

The availability for sale of a large amount of shares issuable under the Development Agreement may significantly depress the market price of our common stock and, going forward, may impair our ability to raise additional capital through the public sale of our common stock. We do not have any arrangement with the parties to the Development Agreement to address the possible effect on the price of our common stock of the sale by such parties of the Development Agreement of their shares.

No Dissenters Rights

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal 6, and we will not independently provide stockholders with any such right.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Proposal 6 at the Annual Meeting, the Company may hold another stockholder meeting to seek approval.

Required Vote of Stockholders

The affirmative vote of the holders of a majority of the votes cast is required to approve Proposal 6. Abstentions will have no effect on the outcome of Proposal 6 and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on Proposal 6. This Proposal 6 will be considered “non-routine” by the NYSE American and, because brokers will not have discretionary authority to vote on Proposal 6, we expect broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” THE ISSUANCE OF 15,000,000 SHARES OF COMMON STOCK TO DESIGNEE of ASIA RESOURCE HOLDINGS LIMITED IN CONNECTION WITH THE DEVELOPMENT Agreement.

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PROPOSAL SEVEN

APPROVAL OF THE ADJOURNMENT

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of any proposal, including the solicitation of proxies from stockholders that have previously voted against the proposals.

Required Vote of Stockholders

The approval of the adjournment of the Annual Meeting to a later date or dates requires the affirmative vote of at least a majority of the total number of votes cast at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

OUR BOARD unanimously recommends a vote “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR DATES TO BE DETERMINED BY CHAIRMAN OF THE ANNUAL MEETING BE CONFIRMED, ADOPTED, APPROVED AND RATIFIED IN ALL RESPECTS.

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OTHER MATTERS

Our Board knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.

AUDIT MATTERS

Principal Accountant Fees and Services

On May 29, 2025, LAO Professionals was appointed as the Company’s independent registered public accounting firm.

Prior to May 29, 2025, WWC, P.C. has served as the Company’s independent registered public accounting firm since November 2021. The following table sets forth the aggregate fees for professional services rendered by WWC, P.C. for the years ended December 31, 2024 and December 31, 2023:

	2024	2023
Audit Fees(1)	$135,000	$165,000
Audit-Related Fees(2)	50,000	80,000
Tax Fees	-	-
All Other Fees	-	-
Total	$145,000	$245,000

(1)	Includes fees for professional services rendered during the fiscal year for the audit of our annual financial statements and for reviews of the financial statements included in our quarterly reports on Form 10-Q.

(2)	Includes fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including comfort letters, consents, and review of registration statements filed with the SEC.

The Audit Committee has implemented pre-approval procedures consistent with the rules adopted by the SEC. All audit and permitted non-audit services are pre-approved by the Audit Committee. The Audit Committee has delegated the responsibility of approving proposed non-audit services that arise between Audit Committee meetings to the chairman of the Audit Committee, provided that the decision to approve the services is presented for ratification at the next scheduled Audit Committee meeting.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised entirely of independent directors who meet the independence requirements of the NYSE Company Guide and the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board that is available on our website at http://ir.northann.com. As described more fully in its charter, the Audit Committee oversees the financial reporting process, the internal control structure and disclosure controls and procedures on behalf of the Board.

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Management is responsible for the preparation, presentation and integrity of Northann’s financial statements; the appropriateness of the accounting principles and reporting policies that are used; and procedures designed to reasonably assure compliance with accounting standards, and applicable laws and regulations. Management is also responsible for the effectiveness of Northann’s internal control over financial reporting, and reports to the Audit Committee on any deficiencies found.

Northann’s independent registered public accounting firm, LAO Professionals, is responsible for performing an independent audit of Northann’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). The Audit Committee is directly responsible for the selection, compensation, evaluation and oversight, and retention of Northann’s independent registered public accounting firm, and evaluates its independence.

Under its written charter, the Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, has direct access to Northann’s independent registered public accounting firm as well as any of Northann’s employees, and has the ability to retain, at Northann’s expense, special legal, accounting, or other experts or advisors it deems necessary in the performance of its duties, apart from counsel or advisors hired by management.

Audit Committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or Northann’s independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel, and direction to management and to the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by Northann’s independent registered public accounting firm. Pre-approval includes audit services, audit-related services, tax services, and all other services.

The Audit Committee reviewed and discussed with management its assessment of and report on the effectiveness of Northann’s internal control over financial reporting as of December 31, 2024, which it made based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework).

The Audit Committee reviewed and discussed the audited financial statements in Northann’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with management and LAO Professionals. The Audit Committee also discussed with LAO Professionals the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee obtained from LAO Professionals the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence and discussed with LAO Professionals its independence from Northann Corp. and management.

Our Audit Committee considered all non-audit services provided by LAO Professionals and determined that the provision of such services was compatible with maintaining such firm’s audit independence.

Based on the reviews and discussions referred to above, as well as such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements referred to above in Northann’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Respectfully submitted,
Audit Committee

Bradley C. Lalonde, Chairman
Umesh Patel
Jing Zhang

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of December 3, 2025 by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our shares of common stock;

●	each of our directors;

●	each of our named executive officers; and

●	all of our directors and executive officers as a group.

The table is based on information provided to us by our directors, executive officers and principal stockholders. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including stock options and warrants that are exercisable within 60 days of December 3, 2025. To our knowledge, except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Shares of common stock underlying derivative securities, if any, that are currently exercisable or exercisable within 60 days after December 3, 2025 are deemed to be outstanding in calculating the percentage ownership of the applicable person or group but are not deemed to be outstanding as to any other person or group. Percentage of beneficial ownership is based on 22,743,104 shares of common stock and 625,000 shares of Series A Preferred Stock outstanding as of the date of the table.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Northann Corp., 2251 Catawba River Rd, Fort Lawn, SC 29714.

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	Common Stock Beneficially Owned		Series A Preferred Stock Beneficially Owned		Percentage of Voting Power
	Number	%	Number	%
Directors and Executive Officers:
Lin Li (Chairman, President, CEO, Treasurer and Secretary)	1,803,750	7.93%	625,000	100%	27.78%
Sunny S. Prasad (Interim CFO)	0	-	0	-	-
Kurtis W. Winn (Chief Operating Officer and Director)	0	-	0	-	-
Bradley C. Lalonde (Independent Director)	31,527	*	0	-	*
Umesh Patel (Independent Director)	22,448	*	0	-	*
Jing Zhang (Independent Director)	5,725	*	0	-	-
All Directors and Executive Officers as a Group	1,845,130	8.19%	625,000	100%	27.98%
Principal Stockholders holding 5% or more:
Lin Li (Chairman, President and CEO)	1,803,750	7.93%	625,000	100%	27.78%
THILTA IMPACT FUNDING LLC (1)	2,000,000	8.79%	0	-	6.90%
WENJUE WANG (2)	1,750,000	7.70%	0	-	6.04%
X29 LLC (3)	2,000,000	8.79%	0	-	6.90%
JIANQUN XU (4)	2,007,968	8.83%	0	-	6.93%
RUIMAN XU (5)	2,000,000	8.79%	0	-	6.90%

* Less than 1%

(1)	The address of THILTA IMPACT FUNDING LLC is ROOM 401, 4/F., WANCHAI CENTRAL BUILDING, 89 LOCKHART ROAD, WAN CHAI, HONG KONG.

(2)	The address of WENJUE WANG is NO.888 RENMIN ROAD, HUTANG TOWN, WUJIN DISTRICT, CHANGZHOU CITY, JIANGSU PROVINCE, CHINA.

(3)	The address of X29 LLC is 2081 HARRODSBURG ROAD, LEXINGTON KY 40504.

(4)	The address of JIANQUN XU is NO.14 MAPARI, JIEFANG NORTH ROAD, YUHU DISTRICT, XIANGTAN CITY, HUNAN PROVINCE, CHINA.

(5)	The address of RUIMAN XU is NO.888 RENMIN ROAD, HUTANG TOWN, WUJIN DISTRICT, CHANGZHOU CITY, JIANGSU PROVINCE, CHINA.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires directors and certain officers of the Company, as well as persons who own more than 10% of a registered class of the Company’s equity securities, to file reports with the SEC.

Based upon a review of filings with the SEC and written representations from our directors, officers, and other persons who own more than 10% of a registered class of the our shares that no other reports were required, the Company believes that all directors did not comply during 2024 with the reporting requirements of Section 16(a) of the Exchange Act, due to their late filings of Form 3s and/or Form 4s.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under all our existing equity compensation plans as of December 31, 2024.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants or Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders:
2023 Plan	-	$-	8,000,000	(1)

(1)	This number does not reflect the 1-for-8 reverse stock split of the Company’s common stock and Series A Preferred Stock that the Company effected on October 7, 2025.

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EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Officers

The following table sets forth certain information regarding our named executive officers:

Name	Age	Positions Held
Lin Li	45	Chief Executive Officer, President, Secretary, and Treasurer
Kurtis W. Winn	60	Chief Operating Officer
Sunny S. Prasad	51	Interim Chief Financial Officer

Mr. Lin Li is the founder and serves as the Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer of the Company. Mr. Li has also held executive officer and/or director positions at each of our subsidiaries since inception in 2013. Mr. Li was the general manager of Changzhou Winslon International Trading Co. Ltd. from 2005 to 2012. Mr. Lin Li has been the general manager of Northann (Changzhou) Construction Products Co. Ltd. since 2013. Mr. Lin has built the “Benchwick” brand with the utilization of 3D printing in the vinyl flooring industry and has been devoted to establishing a global ecosystem of design, manufacture and sales. Mr. Li has a bachelor’s degree in English from Sichuan International Studies University in China.

Mr. Sunny S. Prasad has over 30 years of experience as an accountant and auditor with various professional audit firms, and has served as the Managing Partner at Sana Tax Corporation since 2014. Mr. Prasad obtained his Bachelors of Science in Accountancy in 2008 from National University in Sacramento, California.

Mr. Kurtis W. Winn has served as the President of NCP since 2015 and a Director of the Company since June 2022. Mr. Winn has also served as the Chief Operation Officer of National Wood Products, Inc. in Salt Lake City, UT since 1997, where he managed a team of 105 professionals, created and directed sales team training and development programs, managed the date-to-day tactical and long-term strategic activities within the business. Previously, from 1992 to 1997, Mr. Winn served as the regional manager at General Hardwoods, Inc. in Houston, TX, where he led sales calls with team members to establish sales and customer retention goals and managed sales transactions. From 1992 to 2016, Mr. Winn was the territory manager at NCH Corporation, in Phoenix, AZ, where he generated new accounts by implementing effective networking and content marketing strategies. Mr. Winn received his Bachelor of Science in Business Management from Arizona State University.

Family Relationships

Our officers are appointed by and serve at the discretion of our Board. There are no family relationships among our executive officers and directors.

Executive Compensation

For 2024, our Compensation Committee established an executive compensation plan for our President and Chief Executive Officer and Chief Financial Officer, whom we refer to together as our “executive officers,” with the following objectives:

●	attract, retain, motivate and reward our executive officers who are responsible for our success;

●	align and strengthen the mutual interests of our executive officers, our company and our stockholders;

●	deliver compensation that reflects our financial and operational performance, while at the same time providing the opportunity for our executive officers to earn above-targeted total compensation for exceptional individual and company performance; and

●	provide total compensation to each executive officer that is internally equitable, competitive and influenced by company and individual performance.

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During 2024, compensation of our executive officers was comprised of base salary, non-equity incentives in the form of cash bonuses, and long-term equity incentives. The cash bonus amounts paid to our executive officers during 2024, as set forth below in “– Summary Compensation Table,” were approved by our Compensation Committee and were based on a variety of factors regarding our performance during 2024.

Compensation Philosophy

Our compensation philosophy and objectives are as follows:

●	to align the interests of our executive officers with those of our stockholders and incent our executive officers to attain our short- and long-term financial and business goals;

●	to ensure that our executive compensation structure and total compensation is fair, reasonable and competitive in the marketplace so that we can attract and retain highly qualified personnel in key positions; and

●	to provide an executive compensation structure and total compensation that are internally equitable based upon each executive officer’s role and responsibilities.

Our Compensation Committee seeks to make executive compensation decisions that embody this philosophy and that are directed towards attaining these objectives.

In implementing our compensation philosophy and objectives, our Compensation Committee reviews and analyzes each executive position, including the importance and scope of the role and how the position compares to other Northann Corp. executive officers. With respect to setting base salaries, our Compensation Committee also compares these positions to similar positions at a number of publicly traded companies listed on the New York Stock Exchange (“NYSE”) and Nasdaq that are engaged in the power manufacturing and design industry.

We believe that structuring our executive officer compensation program to align the interests of our executive officers with our interests and those of our stockholders, and properly incenting our executive officers to attain our short- and long-term business goals, best serves the interests of our stockholders and creates stockholder value. We believe this occurs through motivating our executive officers to attain our short- and long-term business goals and retaining these executive officers by providing compensation opportunities that are competitive in the marketplace.

Compensation Governance Practices

Listed below are some key examples of our compensation governance practices that are intended to align the interests of our executive officers with our stockholders, incent the attainment of short- and long-term business objectives and retain highly qualified executive officers:

●	Pay for performance. A substantial portion of our compensation is tied to meeting specified company and individual objectives. We structure total compensation with significant annual cash incentives and a long-term equity component, thereby making a substantial portion of each executive officer’s targeted total compensation dependent upon company and individual performance as well as the performance of our stock price.

●	Retention through long-term equity awards. We employ long-term equity awards through grants of options that vest in the future. These equity awards are designed to aid in our retention of key personnel in important positions and align the interests of our executive officers with those of our stockholders.

●	Long vesting periods. Our equity awards to our executive officers generally vest in annual installments over a three-year period.

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●	Linkage of annual cash incentive compensation plan to our performance. Our annual cash incentive compensation plan links a majority of targeted and potential payouts to our financial performance.

●	Prohibition on hedging and pledging common stock. Our executive officers, together with all our employees, are prohibited from engaging in hedging, pledging or similar transactions with respect to our common stock.

●	No perquisites. Our executive officers are not provided with any perquisites or special benefits other than benefits such as healthcare, vacation and sick days available to other full-time employees of Northann Corp.

●	Change in control. All executive officers’ unvested equity grants accelerate upon any change in control of Northann Corp.

●	No option re-pricing. Our 2023 Plan does not permit options or stock appreciation rights to be repriced to a lower exercise price without the approval of our stockholders, except in connection with certain changes to our capital structure.

●	Clawback policy. If we are required as the result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our Chief Executive Officer and Chief Financial Officer may be legally required to reimburse us for any bonus or incentive-based or equity-based compensation they receive.

Role of our Compensation Committee

Our Compensation Committee, with input from our management and one or more independent compensation consultants, establishes, updates and administers our executive compensation program. Our Compensation Committee establishes our compensation philosophy and objectives; oversees the design and administration of our executive compensation program; establishes the elements and mix of total compensation; sets the parameters and specific target metrics of our performance-based incentive compensation plan; and determines the target compensation of our executive officers. Our Compensation Committee has the authority to retain independent counsel, advisors and other experts to assist it in the compensation-setting process and receives adequate funding to engage those service providers.

Role of Management

Our Chief Executive Officer and other executive officers attend Compensation Committee meetings as requested by the Compensation Committee. These individuals are not present during executive sessions of Compensation Committee meetings except at the invitation of the Compensation Committee.

Summary Compensation Table

The following summary compensation table sets forth the compensation earned by our named executive officers during the last two fiscal years as employees of the Company.

	Fiscal	Salary	Bonus	Stock Awards	All Other Compensation	Total
Name and Principal Position	Year	(US$)	(US$)	(US$)	(US$)	(US$)
Lin Li	2024	120,000	-	-	-	120,000
Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer	2023	120,000	-	-	-	120,000
Sunny S. Prasad (1)	2024	-	-	-	-	-
Interim Chief Financial Officer	2023	-	-	-	-	-
David M. Kratochvil (2)	2024	20,000	-	-	-	20,000
Former Chief Financial Officer	2023	20,000	-	-	-	20,000
Kurtis W. Winn	2024	100,000	-	-	-	100,000
Chief Operating Officer and Director	2023	100,000	-	-	-	100,000

(1) Mr. Kratochvil serves as the Chief Financial Officer of the Company effective on July 14, 2023. On April 15, 2024, Mr. Kratochvil resigned as the CFO.

(2) On April 15, 2024, Mr. Prasad was appointed as the interim CFO of the Company.

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Employment Agreements

Agreement with Lin Li

Mr. Li entered into an employment agreement with Northann Corp. on July 1, 2022. Pursuant to the employment agreement, Mr. Li serves as the Chairman of the Board, Chief Executive Officer, President, Treasurer and Secretary of Northann Corp., and is entitled to receive a base salary at an annual rate of US$120,000 and any bonus, equity awards as the board of directors and/or the compensation committee may determine. The employment agreement is for a term of three years. The agreement may be terminated upon either party’s failure to renew the agreement, by Northann Corp. for or without cause or by Mr. Li with or without good reason. In addition, the agreement may be terminated by either party at any time and for any reason with at least 30 days’ prior written notice.

Agreement with Kurtis W. Winn

Mr. Winn entered into an employment agreement with Northann Corp. on July 1, 2022. Pursuant to the employment agreement, Mr. Winn serves as the Chief Operating Officer and a director of Northann Corp., and is entitled to receive a base salary at an annual rate of US$100,000 and any bonus, equity awards as the board of directors and/or the compensation committee may determine. The employment agreement is for a term of three years. The agreement may be terminated upon either party’s failure to renew the agreement, by Northann Corp. for or without cause or by Mr. Winn with or without good reason. In addition, the agreement may be terminated by either party at any time and for any reason with at least 30 days’ prior written notice.

Grants of Plan-Based Awards – 2024

During the year ended December 31, 2024, we did not grant any options to purchase shares of common stock to our named executive officers.

Outstanding Equity Awards at Fiscal Year-End – 2024

On May 30, 2023, the Company adopted the 2023 Plan, for the purpose of granting share-based compensation awards to current or prospective employees, directors, officers, advisors or consultants of the Company or its affiliates and align their interests with ours. On December 31, 2024, the Company approved the amendment of the 2023 Plan, to increase the authorized number of shares issuable under the 2023 Plan from 4,000,000 of common stock, to 12,000,000 shares of common stock, prior to the 1-for-8 reverse split. On October 7, 2025, as a result of the Company’s 1-for-8 reverse share split, the number of shares of authorized stock issuable pursuant to the 2023 Plan was reduced from 12,000,000 to 1,500,000.

The maximum aggregate number of shares of common stock which may be issued pursuant to all awards under the 2023 Plan is 1,500,000, before the Proposal 4 is approved. The following table sets forth information concerning outstanding equity awards of the Company for each of the named executive officers as of the end of the fiscal year ended December 31, 2024.

Outstanding Equity Awards at 2024 Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Lin Li	-	-		-	-	-

Sunny S. Prasad (1)	-	-		-	-	-

David M. Kratochvil (2)	-	-		-	-	-

Kurtis W. Winn	-	-		-	-	-

(1)	Mr. Kratochvil serves as the Chief Financial Officer of the Company effective on July 14, 2023. On April 15, 2024, Mr. Kratochvil resigned as the CFO.
(2)	On April 15, 2024, Mr. Prasad was appointed as the interim CFO of the Company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a summary of transactions since January 1, 2023 to which we have been a participant, in which:

●	the amount involved exceeded or will exceed $120,000; and

●	any of our directors (and director nominees), executive officers, or holders of more than 5% of our voting securities, or immediate family member or affiliate of such persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under “Executive Compensation” above, or that were approved by our Compensation Committee.

All of the related person transactions described below have been approved by a majority of the independent and disinterested members of our Board. We believe that each of the transactions described below were on terms no less favorable to us than terms we would have obtained from unaffiliated third parties.

It is our intention to ensure that all future transactions, if any, between us and related persons are approved by our Audit Committee or a majority of the independent and disinterested members of our Board (except for compensation arrangements, which are approved by our compensation committee), and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties. See “Policies and Procedures for Related Person Transactions” below.

Employment Agreements

We entered into employment agreement with each of Lin Li, our President, Chief Executive Officer, Secretary and Treasurer, and Kurtis W. Winn, our Chief Operating Officer; providing for, without limitation, certain payments upon termination and change in control. See “Executive Compensation–Employment Agreements” in this Proxy Statement for a further discussion of these agreements.

Indemnification of Officers and Directors

Our articles of incorporation and our bylaws provide that we will indemnify our directors and officers with respect to certain liabilities, expenses and other accounts imposed upon them because of having been a director or officer, except in certain cases. In addition, we have entered into indemnification agreements with each of our directors and executive officers.

Other Transactions with Related Parties

During the fiscal years ended December 31, 2024 and 2023, Lin Li, our Chairman of the Board, Chief Executive Officer, President, Secretary, and Treasurer, provided unsecured, due on demand, and interest free loans to the Company’s subsidiaries in a total of $1,062,551 and $118,883 respectively, for the Company’s subsidiaries’ working capital purposes. As of December 31, 2024, the amount due to Lin Li was $2,565,494.

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EB-5 Loan Agreement

On January 21, 2025, 3D PRINTING entered into an EB-5 loan agreement (the “Loan Agreement”) with 3DFLOR OPPORTUNITY, LP, a Delaware limited partnership and a related party controlled by the Company’s CEO, Chairman and controlling shareholder, Lin Li (“3DFLOR”), pursuant to which 3DFLOR agreed to provide 3D PRINTING a loan, with an initial maximum principal amount of $24,000,000 at an interest rate of 1.00% per year. The loan shall be secured by a pledge of all 49 million Class A Units of 3D PRINTING, and a promissory note. Subject to certain conditions as set out under the Loan Agreement being fulfilled, 3DFLOR would make an initial advance to 3D PRINTING. The amount of such initial advance would be as requested by 3D PRINTING. Subsequently, subject to certain restrictions, requests for further advances may also be made from time to time by 3D PRINTING. The closing date of the Loan Agreement shall be the date on which the initial advance is received by 3D PRINTING, and the maturity date of the loan under the Loan Agreement is the third anniversary of the closing date, unless such maturity is extended pursuant to Section 2.04 or accelerated as a result of Section 6.02(a). 3D PRINTING intends to use such funds to finance the development and expansion of a 3D printing manufacturing facility located at 2251 Catawba River Road, Fort Lawn, South Carolina.

In connection with the Loan Agreement, 3D PRINTING issued a promissory note to 3DFLOR in an amount of $24,000,000, dated January 27, 2025 (the “Promissory Note”). The Promissory Note bears the interest of one percent (1%) per year and the interest shall be non-compounding and calculated on the basis of a 366-day year, payable on the basis of the actual number of days elapsed. Pursuant to the Loan Agreement, the principal is due and is repayable in full on the third (3rd) anniversary of the closing date of the Loan Agreement.

In connection with the Loan Agreement, on January 27, 2025, Benchwick LLC entered into a membership interest pledge agreement with 3DFLOR and 3D PRINTING, in favor of 3DFLOR (the “Pledge Agreement”), to pledge to 3DFLOR (i) all 49 million Class A Units of 3D PRINTING it owns (the “Pledged Units”) and (ii) all proceeds and products of the Pledged Units (collectively with the Pledged Units, “Collateral”), as security for the performance of 3D PRINTING’s obligations under the Loan Agreement. Under the Pledge Agreement, Benchwick LLC shall, from time to time, be required by 3DFLOR to perfect the security interest of 3DFLOR in the Collateral. Under the Pledge Agreement, 3DFLOR is granted a first priority lien on all Collateral. Benchwick cannot transfer or encumber the Collateral without 3DFLOR’s approval, and 3DFLOR can seize, sell, or liquidate the Collateral if there is a default.

On February 27, 2025, 3D PRINTING filed a UCC-1 Financing Statement securing 3DFLOR’s security interests in the Collateral with Delaware. The Company’s audit committee approved and ratified the above mentioned transactions.

Policies and Procedures for Related Person Transactions

Our Board has adopted a written policy with respect to related person transactions. This policy governs the review, approval or ratification of covered related person transactions. The Audit Committee of our Board manages this policy.

For purposes of the policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant, and the amount involved exceeds the applicable dollar threshold set forth under Item 404 of Regulation S-K and in which any related person had, has or will have a direct or indirect material interest. As defined in Item 404 of Regulation S-K, “related person” generally includes our directors (and director nominees), executive officers, holders of more than 5% of our voting securities, and immediate family members or affiliates of such persons.

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The policy generally provides that we may enter into a related person transaction only if:

●	the Audit Committee pre-approves such transaction in accordance with the guidelines set forth in the policy,

●	the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the Audit Committee (or the chairperson of the Audit Committee) approves or ratifies such transaction in accordance with the guidelines set forth in the policy,

●	the transaction is approved by the disinterested members of our Board, or

●	the transaction involves compensation approved by the Compensation Committee of our Board.

In the event a related person transaction is not pre-approved by the Audit Committee and our management determines to recommend such related person transaction to the Audit Committee, such transaction must be reviewed by the Audit Committee. After review, the Audit Committee will approve or disapprove such transaction. If our Chief Executive Officer, in consultation with our Audit Committee, determines that it is not practicable or desirable for us to wait until the next Audit Committee meeting, the chairperson of the Audit Committee will possess delegated authority to act on behalf of the Audit Committee. The Audit Committee (or the chairperson of the Audit Committee) may approve only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our stockholders, as the Audit Committee (or the chairperson of the Audit Committee) determines in good faith. All approvals made by the chairperson of the Audit Committee will be ratified by the full Audit Committee at the next regularly scheduled meeting or within 120 days from approval by the chairperson.

Our Audit Committee has determined that the following transactions, even if the amount exceeds the applicable dollar threshold set forth under Item 404 of Regulation S-K in the aggregate, will be deemed to be pre-approved by the Audit Committee:

●	any employment of certain named executive officers that would be publicly disclosed;

●	director compensation that would be publicly disclosed;

●	transactions with other companies where the related person’s only relationship is as a director or owner of less than ten percent of such company (other than a general partnership), if the aggregate amount involved does not exceed the greater of $200,000 or five percent of that company’s consolidated gross revenues

●	transactions where all stockholders receive proportional benefits;

●	transactions involving competitive bids;

●	transactions with a related person involving the rendering of services at rates or charges fixed in conformity with law or governmental authority; and

●	transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

In addition, the Audit Committee will review the policy at least annually and recommend amendments to the policy to our Board from time to time.

The policy provides that all related person transactions will be disclosed to the Audit Committee, and all material related person transactions will be disclosed to our Board. Additionally, all related person transactions requiring public disclosure will be properly disclosed, as applicable, on our various public filings.

The Audit Committee will review all relevant information available to it about the related person transaction. The policy provides that the Audit Committee may approve or ratify the related person transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests and the best interests of our stockholders. The policy also provides that the Audit Committee may, in its sole discretion, impose such conditions as it deems appropriate on us or the related person in connection with approval of the related person transaction.

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OTHER INFORMATION

Stockholder Proposals

Pursuant to Rule 14a–8 under the Exchange Act, proposals by stockholders that are intended for inclusion in our Proxy Statement and proxy card and to be presented at our next annual meeting must be received by us no later than August 6, 2026 in order to be considered for inclusion in our proxy materials relating to our next annual meeting. Such proposals shall be addressed to our corporate Secretary at Northann Corp., 2251 Catawba River Rd, Fort Lawn, SC 29714 and may be included in next year’s annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

Stockholder nominations of persons for election to our Board, or proposals by stockholders that are not intended for inclusion in our proxy materials, may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law.

In order to be properly brought before our 2026 annual meeting of stockholders, the stockholder must have given timely notice of such proposal or nomination, in proper written form. To be timely for our 2026 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our corporate secretary at our principal executive offices not less than 45 days and not more than 75 days before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any written notice given by a stockholder pursuant to these provisions of our bylaws must be received by our corporate secretary at our principal executive offices:

●	not earlier than September 20, 2026, and

●	not later than October 20, 2026.

In the event that we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2025 annual meeting, then such written notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the following two dates:

●	the 90th day prior to such annual meeting, or

●	the 10th day following the day on which public announcement of the date of such meeting is first made.

Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

Available Information

We are subject to the informational requirements of the Exchange Act. In accordance with the Exchange Act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Our common stock trades on NYSE American under the symbol “NCL.”

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Annual Report

A copy of our Annual Report on Form 10-K for the year ended December 31, 2024 has been provided concurrently with this Proxy Statement (or made available electronically, for stockholders who elected to access these materials over the Internet) to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not deemed to be a part of our proxy solicitation materials. Copies of our Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2024 will be furnished by first class mail, without charge, to any person from whom the accompanying proxy is solicited upon written or oral request to Northann Corp., 2251 Catawba River Rd, Fort Lawn, SC 29714, Attention: Investor Relations, telephone (916) 573-3803. If exhibit copies are requested, a copying charge of $0.20 per page applies. In addition, all of our public filings, including our Annual Report, can be found free of charge on the website of the Securities and Exchange Commission at http://www.sec.gov.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

Forward-Looking Statements

All statements included or incorporated by reference in this Proxy Statement other than statements or characterizations of historical fact, are forward-looking statements, within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Important risk factors that could contribute to such differences are discussed in our Annual Report on Form 10-K for the year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other Securities and Exchange Commission filings. The forward-looking statements in this Proxy Statement speak only as of this date. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, except as required by law.

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VOTE BY INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. Eastern Time December 30, 2025.
CONTROL #

VOTE BY EMAIL
Mark, sign and date your proxy card and return it to vote@vstocktransfer.com

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the envelope we have provided.

VOTE AT THE MEETING
If you would like to vote at the meeting, please attend the Annual Meeting to be held at 10 a.m., EST, December 31, 2025, Wednesday, at our corporate headquarters at 2251 Catawba River Rd, Fort Lawn, SC 29714.

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting of Stockholders Proxy Card - Northann Corp.

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE DIRECTOR NOMINEES AND "FOR" ALL LISTED PROPOSALS.

1. Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) ☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Lin Li 02 Kurtis W. Winn 03 Bradley C. Lalonde 04 Umesh Patel 05 Jing Zhang

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

(TO BE SIGNED ON REVERSE SIDE)

Northann Corp.
2025 Annual Meeting of Stockholders
December 31, 2025

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The shareholder(s) hereby appoints Lin Li and Kurtis Winn, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card and as they shall determine regarding such other business or may properly come before the meeting, all of the shares of common stock of NORTHANN CORP. that the shareholder is entitled to vote at the 2025 annual meeting of stockholders to be held at 10 a.m., EST, December 31, 2025, Wednesday, at our corporate headquarters at 2251 Catawba River Rd, Fort Lawn, SC 29714, and any adjournment or postponement thereof with like effect as if the shareholder were personally present and voting and hereby revokes any proxy or proxies heretofore given.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is indicated with respect to the proposals on the reverse, this proxy will be voted in accordance with the recommendations of the Board of Directors of the Company. The proxies are also authorized to vote upon such other matters as may properly come before the 2025 Annual Meeting in accordance with their discretion.

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

Date	Signature	Signature, if held jointly
______________________	__________________________________	__________________________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999